SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant                       X

Filed by a Party Other than the Registrant

Check the appropriate box:
X	Preliminary Proxy Statement
__	Confidential, for Use of the Commission Only
__	Definitive Proxy Statement
__	Definitive Additional Materials
__	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BASIC TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________
(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
__	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
__	Fee Paid previously with preliminary materials.
__

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

BASIC TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD _________, 2003

 The Annual Meeting of Shareholders of Basic Technologies, Inc. (the "Company") will be held at _____________________________, located at ______________________, Sarasota, Florida on ______________, 2003 at 10:00 o'clock a.m. local time for the purpose of considering and voting upon the following:
1.	To elect four (4) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.
2.	To ratify our selection of our independent certified public accountants.
3.	To approve our 2003 Equity Incentive Plan.
4.	To approve a reverse split of outstanding securities.
5.	To approve the Company's redomestication as a Delaware corporation.
6.	To approve the Company's name change.
7.	Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of the Company's common stock of record at the close of business on _____________, 2003 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended June 30, 2002, is being mailed to shareholders concurrently with our Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt or a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.
BASIC TECHNOLOGIES, INC.
_____________________________________ Kenneth L. Marshall, Secretary

BASIC TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE COMPANY

The undersigned hereby constitutes and appoints Gary L. Brown or ____________________________ (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of Basic Technologies, Inc (the "Company") to be held at ________________________, located at _________________________, Sarasota, Florida on ____________________ at 10:00 o'clock a.m. local time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.
(1)	FOR _______________	WITHHOLD AUTHORITY _____________
To elect all of the nominees listed below:
Gary L. Brown, Tim White, Robert Francis, Stephen Rogers

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

_____________________________________________________________
(2)	FOR __________	AGAINST __________	ABSTAIN ___________
To ratify our selection of our independent public accountants
(3)	FOR __________	AGAINST __________	ABSTAIN ___________
To approve the Company's 2003 Equity Incentive Plan.
(4)	FOR __________	AGAINST __________	ABSTAIN ___________
To approve a reverse split of outstanding securities.
(5)	FOR __________	AGAINST __________	ABSTAIN ___________
To approve the Company's redomestication as a Delaware corporation.
(6)	FOR __________	AGAINST __________	ABSTAIN ___________
To approve the Company's name change.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.
Date __________________________________, 2003
_______________________________________________ Name (please type or print)
_______________________________________________ Signature
_______________________________________________ Signature, if held jointly

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

BASIC TECHNOLOGIES, INC.
7318 Point of Rocks Road
Sarasota, Florida 34242

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is being furnished to the shareholders of Basic Technologies, Inc. (respectively, the "Basic Shareholders" and "Basic" or the "Company") in connection with the solicitation by Basic of proxies to be used at the Annual Meeting of Basic Shareholders on _________________, 2003 (the "Annual Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Annual Meeting, and where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted
*	FOR the election of four (4) Directors;
*	FOR the ratification of Cordovano & Harvey as the Company's independent certified public accountant for the fiscal years ended June 30, 2002 and June 30, 2003;
*	FOR the proposal to ratify and approve the Company's 2003 Equity Incentive Plan;
*	FOR the proposal to change the Company's name to "TELENET WIRELESS, INC.," or such other corporate name as may be determined by the Board of Directors;
*	FOR the proposal to redomesticate the Company under the laws of the State of Delaware pursuant to a statutory merger;
*

FOR the proposal to adopt and approve a reverse split of one-for-five and one-half (1-for-5.5), or such other ratio as may be determined by the Board of Directors, up to a ratio of 1-for-10, of the issued and outstanding shares of our common stock and issued and outstanding options, warrants and other rights convertible into shares of our common stock, all at the discretion of our Board of Directors to be implemented in the future as and when determined by our Board of Directors; and

according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Annual Meeting or any adjournment thereof.

        In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

        This Statement is being mailed on or about __________, 2003, to Basic Shareholders eligible to vote at the Annual Meeting. Concurrently with the mailing of this Statement, Basic is furnishing to its shareholders Basic's Annual Report for its fiscal year ended June 30, 2002.

        Basic is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Basic Shareholders and brokers by one or more of the Directors or by Officers or employees of Basic. Basic may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, Basic has not made any contracts or arrangements for such solicitations; hence they cannot identify any parties or estimate the cost of such solicitation.

        Only Basic Shareholders of record as of the close of business on __________, 2003 (the "Record Date"), will be entitled to vote at the Annual Meeting. Representation of a majority of Basic's shares of common stock outstanding on the Basic Record Date, either in person or by proxy, constitutes a quorum for the Annual Meeting. When a quorum is present, the vote by a plurality of the shares represented at the Meeting shall decide the election of directors; and on all other matters, a proposal will be ratified if votes in favor of the proposal are greater than votes against the proposal. As of the Record Date, Basic had outstanding 26,398,356 shares of common stock, with each share being entitled to one vote.

THE ANNUAL MEETING

        The Board is furnishing this Proxy Statement and the accompanying proxy to shareholders of Basic as part of the solicitation of proxies for use at the Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to the shareholders of Basic on or about ________________, 2003.

Date, Time and Place of Meeting

        The Meeting will be held at _____________________, Sarasota, Florida, on ____________, 2003, at 10:00 am, local time.

Matters to be Considered

        The purpose of the Meeting is to consider and vote upon the following matters:

*	to elect four (4) Directors;
*	to ratify Cordovano & Harvey as the Company's independent certified public accountant for the fiscal years ended June 30, 2002 and June 30, 2003;
*	to ratify and approve the Company's 2003 Equity Incentive Plan;
*	to change the Company's name to "TELNET WIRELESS, INC.," or such other corporate name as may be determined by the Board of Directors;
*	to ratify the redomestication of the Company under the laws of the State of Delaware pursuant to a statutory merger; and
*

FOR the proposal to adopt and approve a reverse split of one-for-five and one-half (1-for-5.5), or such other ratio as may be determined by the Board of Directors, up to a ratio of 1-for-10, of the issued and outstanding shares of our common stock and issued and outstanding options, warrants and other rights convertible into shares of our common stock, all at the discretion of our Board of Directors to be implemented in the future as and when determined by our Board of Directors.

        Management of Basic does not know of any other matter to be brought before the Meeting other than as referred to in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy will vote upon those matters in their discretion.

Record Date and Outstanding Shares

        The Board has fixed the close of business on ______________, 2003, as the Record Date for determining shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately _______ shareholders of record of Basic common stock and 26,248,356 shares of Basic common stock outstanding and entitled to vote, with each share entitled to one vote.

Quorum

        The presence in person or by properly executed proxy of holders of a majority of the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be considered present at the meeting for purpose of determining a quorum.

Required Vote

        Directors shall be elected by a plurality of the votes of the shares present at the meeting either in person or represented by proxy and entitled to vote on the election of directors. On all other matters presented to a vote of the shareholders at the Meeting, a Proposal will be deemed ratified and adopted if it receives more votes in favor of such proposal than are cast against such Proposal. Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. With respect to a broker non-vote on the Proposal, such shares will not be considered present at the Meeting, and will not be counted in the voting with respect to such matter.

        The officers and directors of Basic have indicated that they intend to vote their shares FOR each director. These individuals own shares representing a total of 18,542,475 shares, or approximately 68.3% of the total number of shares of Basic common stock outstanding as of the Record Date.

Proxies

        All shares of common stock represented at the Meeting either in person or by properly executed proxies received prior to or at the Meeting and not duly and timely revoked will be voted at the Meeting in accordance with the instructions in such proxies. If no such instructions are indicated, such shares will be voted in favor of all the proposals and, in the discretion of the proxyholder as to any other matter which may be incidental to the Meeting as may properly come before such Meeting. Basic knows of no other matters other than as described in the Notice of Annual Meeting that are to come before the Meeting. If any other matter or matters are properly presented for action at the Meeting, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, including any adjournment or postponement of the Meeting, unless such authorization is withheld.

        A shareholder who has given a proxy may revoke it at any time prior to its exercise by: (i) giving written notice thereof to the Secretary of Basic at our principal executive offices at or prior to the taking of the vote at the Meeting; (ii) signing and returning to the Secretary of Basic at our principal executive offices a later dated proxy prior to the taking of the vote; or (iii) voting in person at the Meeting; however, mere attendance at the Meeting will not itself have the effect of revoking the proxy.

Solicitation of Proxies; Expenses

        The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by Basic. In addition to solicitation by mail, the directors, officers, and employees of Basic may solicit proxies from shareholders by telephone or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to Basic shareholders. Basic may reimburse these custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred.

YOU SHOULD NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

SUMMARY OF PROPOSALS TO BE DECIDED AT THE ANNUAL MEETING

        The following summary only highlights selected information from this document and may not contain all of the information that is important to you. To understand each Proposal fully, you should carefully read this entire document.

        1.      Proposal No. 1 - Election of Directors. The Directors of the Company have voted to nominate four (4) Directors for election to hold office until the next Annual Meeting of the Shareholders and until their successors are elected and qualified. The persons named in the accompanying form of Proxy intend, in the absence of contrary instructions, to vote all proxies FOR the election of the following nominees:

1.	Gary L. Brown
2.	Tim White
3.	Robert Francis
4.	Stephen Rogers

          All nominees have consented to stand for election and to serve if elected. If any such nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

        2.      Proposal No. 2 - Selection of Independent Public Accountants for the Company. The Board of Directors of the Company has approved the selection of the firm of Cordovano & Harvey as independent accountants for the Company for the fiscal years ending June 30, 2002 and June 30, 2003. Cordovano & Harvey has examined and reported on the Annual Report to Shareholders for the fiscal year ended June 30, 2002 as well as provided services related to filings made with the Securities and Exchange Commission. The selection of Cordovano & Harvey is hereby being submitted to the Shareholders for ratification at the Annual Meeting.

        3.      Proposal No. 3 - Approval of the 2003 Equity Incentive Plan. The Company believes that it is important to be able to offer to its directors, executive officers, key employees, advisors and consultants the kind of equity incentives that are generally available to other operating businesses. The Company is seeking approval of the Equity Incentive Plan that would include the right to grant options and other equity rights for up to 8,683,200 shares of the Company's common stock.

        4.      Proposal No. 4 - Approval of a Reverse Split of Outstanding Securities. The Board of Directors of the Company has approved a proposal to implement a reverse split of all of our outstanding securities, including all issued and outstanding shares of common stock, options, warrants and other rights exercisable to purchase or convertible into shares of our equity securities. As presently proposed, the reverse split would result in there being outstanding one share for every five and one-half shares issued and outstanding on the record date of the reverse split. However, we are seeking the approval of our shareholders for a reverse split of any ratio determined by our Board of Directors, up to a maximum of one-for-ten (1-for-10). The reverse split will be implemented when and as determined by our Board of Directors. The implementation of a reverse split of our outstanding securities requires the approval of our shareholders under applicable state statutory law.

       5.      Proposal No. 5 - Approval of the Company's Redomestication as a Delaware Corporation. The Company is currently formed and organized under the laws of the State of Colorado. The Board of Directors has approved a redomestication of the Company to be governed by the laws of the State of Delaware. A redomestication is accomplished by forming and organizing a Delaware corporation and then completing a statutory merger of the Company with and into the new Delaware corporation, with the Delaware corporation being the surviving entity. Once the statutory merger and redomestication is completed, all rights, properties, privileges and franchises of the Company will continue unaltered and the rights of our securityholders will only be altered insofar as differences exist between the Delaware General Corporation Law and the Colorado Business Corporations Act, discussed more fully below. Furthermore, the Company will continue to be a fully reporting Company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company's securities will continue to be traded in the manner heretofore traded on the Over-the-Counter Market and quoted on the OTC Electronic Bulletin Board.

        6.      Proposal No. 6 - Approval of the Company's Name Change. As part of our redomestication under the laws of the State of Delaware, the Board of Directors has recommended that the Company's name be changed to "TeleNet Wireless, Inc.," in order to more accurately reflect the new strategic plan adopted by the Board of Directors following its change of control which occurred in the year 2002. The proposal has been crafted to permit the Board of Directors to adopt a different name other than "TeleNet Wireless, Inc." if in its judgment the use of that name is impractical or, alternatively, it identifies a name which it thinks better identifies the Company's new corporate mission. Approval of this proposal will authorize the Board of Directors to identify a new corporate name and to effect a corporate name change as part of the redomestication, within its discretion, and without further shareholder approval.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our Board of Directors has voted to nominate four (4) Directors for election to hold office until the next Annual Meeting of our Shareholders and until their successors are elected and qualified. Each of the following nominees currently serves as a Director of our Company and has consented to be nominated to serve as a Director of the Company for the following year.

        a.      Nominees:

                  In the absence of contrary instructions, the persons named in the accompanying form of Proxy intend to vote all proxies FOR the election of the following nominees:

1.	Gary L. Brown
2.	Tim White
3.	Robert Francis
4.	Stephen Rogers

                  Each of the nominees is currently a Director of the Company.

        b.      Recommendations to Shareholders.

                  The Basic Board of Directors believes that the election of each of the above named nominees is in the best interest of the Basic Shareholders, and unanimously recommends a vote FOR Proposal No. 1.

        c.      Votes Required:

                  Directors shall be elected by a plurality of the votes present at the meeting either in person or by proxy and entitled to vote on the election of directors.

                  The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares voting at a meeting at which a quorum is present could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

        d.      Information Concerning Nominees
Name	Age	Position	Director/Officer Since
Gary L. Brown	54	Chief Executive Officer, Director	2002
Tim White	44	Vice President - Administration, Director	2002
Robert D. Francis	66	Director	2002
Stephen L. Rogers	60	Director	2002

___________________________

        Gary L. Brown, age 54, CEO, Board Member - Prior to Basic, Mr. Brown was Chairman of the Board and founder of LineShark Communications, Inc. a regional Internet Service Provider. Mr. Brown was an original founder of Inforum Communications, Inc. (formerly known as SkyLynx Communications, Inc.) based in Denver, Colorado and served as its Chairman of the Board, President and CEO for over two years. Inforum Communications is an Internet service provider embarking on a rapid acquisition strategy similar to LineShark concentrating on the Pacific Rim region of the country. Mr. Brown resigned his position at Inforum to devote his full time to LineShark. Within two years following Mr. Brown's resignation as an officer and director of LineShark, LineShark filed a voluntary petition in bankruptcy. In addition, Mr. Brown served as a director of Cable Corporation of America, Inc. during the period that it was subject to a voluntary petition in bankruptcy under Chapter 11 of United States Bankruptcy Code. Mr. Brown had been in the securities industry since 1973 as a registered securities principal in both Colorado and Florida. He has vast experience in the capital formation and establishing of publicly traded companies as well as mergers and acquisitions. Mr. Brown took Inforum from inception to over a $300 million capitalization and set in place commitments to fund the future growth and expansion of the company. Mr. Brown attended Central Missouri State University from 1967 to 1972.

        Tim White, age 44, Vice President- Administration, Board Member - With over 20 years of experience in Human Resources and Operations in the consumer products, wireless telecom and high tech industries, Mr. White has held executive positions in rapid growth businesses leading strategic organizational planning and development initiatives for such companies as Microsoft Corporation, CellularOne and Tropicana Products. Additionally, Mr. White has been a consultant to venture capital firms in the 'Convergence Corridor' of Denver and Boulder, CO, assisting those firms and their portfolio of high tech/software development companies with strategic planning issues, as well as assessing the human capital viability/capability of prospective start up businesses and portfolio companies. From 1986 to 1996 he was instrumental in the expansion of Tropicana into the world's leading juice beverage company as a key contributor in staffing, organizational development and employee relations. His participation as a strategic business partner with a keen sense for assembling highly skilled teams for a variety of functional areas within Microsoft and CellularOne led to unprecedented gains in productivity, service delivery and profitability for the various business units he supported. He has a broad based knowledge of the business application of human resource and operations functions and their role in the success of any business. Most recently Mr. White is founder and President of Empact Consulting Group, a human resources/ business solutions provider based in Sarasota, FL. Mr. White holds a Bachelor's Degree in Communications and a minor in Business from the University of South Florida in Tampa.

        Robert D. Francis, age 66, Board Member With 40 years of telecommunications industry experience, Robert D. Francis has spent most of his professional career managing operations for public corporations such as Motorola, GTE, Paradyne, Stromberg-Carlson and Infotron Systems Corporation. From 1990 through 1993, he served as President of General DataComm International (NYSE: GDC) prior to forming his own consulting business in 1993, Milford Communications Partners L.L.C. Milford Communications Partners L.L.C., is a consultancy company specializing in advanced technology for telecommunications and interactive media. Its primary focus is incubating companies in the rapidly growing markets for Internet and wireless communications. The company is based in Clearwater, Florida, and continues to provide services to start-ups and leading U.S. and international companies expanding into new markets. In 2000, Mr. Francis helped found Milford Investment Partners, Clearwater, Florida, to arrange investments in wireless and Internet companies. He was a member of the World Teleport Association from 1987 until 2000, and on their Board of Directors from 1993 through 1999. From June 1994, until April 1999, he was the Secretary General of the World Teleport Association where he was the global spokesperson and managed the operations of this international member-service organization of Teleport operators, suppliers and consultants. Mr. Francis was a founder and Managing Director of Jefferson Partners L.L.C., Washington, DC, where he directed the telecommunications practice, with a focus on Satellite, Internet, Multimedia and Wireless technologies. In addition to management consulting, he arranged investments and joint ventures for emerging companies and assisted in recruiting and training management.

        Stephen L. Rogers, age 60, Board Member, has more than 30 years of senior management experience in the broadcast television industry. He served as the President and CEO of WEDU, Tampa, Fla., one of the most-viewed public television stations in the nation. He has been recognized both locally and nationally for his leadership, technical expertise and business acumen, most recently with the prestigious 21st Century Award by America's Public Television Stations and as TV Station Manager of The Year by Tampa Bay Magazine. Mr. Rogers served as Chairman of the Board of the Florida Public Broadcasting Service for two years and a board member for ten years. He has also been a member of the board of directors of the Florida Association of Broadcasters for four years. He also served on numerous committees in Washington, D.C. assisting congressional staff in the drafting of public broadcasting legislation addressing new technologies.

        Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2004 or until a successor is duly elected and qualified.

e.       Other Executive Officer

        Kenneth L. Marshall age 62, Secretary and General Counsel, has been a member of the Florida Bar since 1972. He served as Secretary and General Counsel for Inforum Communications, Inc., formerly SkyLynx Communications, Inc., and LineShark Communications, Inc. Within two years following his resignation as Secretary and General Counsel of Inforum Communications, Inc., that company filed a voluntary petition in bankruptcy. His area of practice is commercial law. He holds a J.D. degree from The Washington College of Law, The American University and a B. S. in Business Management from Florida Atlantic University.

        There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

        Except as set forth above with respect to Messrs. Brown and Marshall, during the last five (5) years no director or officer of the Company has:

a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;
c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than the Board of Directors believes could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

        2.      Meetings and Committees of the Board of Directors

                  a.         Meetings of the Board of Directors

                  During the fiscal year ended June 30, 2002, four meetings of the Board of Directors were held, including regularly scheduled and special meetings. Messrs. Francis, Rogers and White were elected to the Board of Directors on June 17, 2002. Outside Directors were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director. Directors receive a grant of options to purchase ________ shares of common stock at the date of their appointment and will receive an additional grant of options to purchase ___________ shares of common stock annually on the anniversary date of their appointment, as long as they continue to serve as directors.

                  b.       Committees

                  The board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

                  During the fiscal year ended June 30, 2002, the Board did not have an Audit Committee, Compensation Committee, Nomination Committee or any other standing committees. However, during the current fiscal year, the Board has established the following committees:

Audit Committee

                  The audit committee is currently composed of the following directors:

Robert Francis
Stephen Rogers

                  The Board of Directors has determined that Messrs. Francis and Rogers are "independent" within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

                  The audit committee was not formed or organized and did not meet during fiscal 2002. The committee is responsible for accounting and internal control matters. The audit committee:

-	reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet on all of the independent accountants, controller or internal auditor whenever a special situation arises.

                  The Audit Committee of the Board of Directors has adopted a written charter, which is attached to this Proxy Statement as Appendix A.

Compensation Advisory Committee

                  The compensation advisory committee is currently composed of the following directors:

Robert Francis
Stephen Rogers
Gary Brown (ex officio)

                  Our chief executive officer, Gary Brown, serves as an ex officio member of the compensation advisory committee. The compensation advisory committee was not formed or organized and did not meet during fiscal 2002. The compensation advisory committee:

-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;
-	determines equity compensation for all employees;
-	reviews and approves the cash compensation and bonus objectives for the executive officers; and
-	reviews various matters relating to employee compensation and benefits.

                  Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

        3.      Remuneration and Executive Compensation

                  The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

TABLE 1
SUMMARY COMPENSATION TABLE
					Long Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Options/ SARs(#)	LTIP Payouts ($)	All Other Compensa- tion ($)
Gary L. Brown	2002	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Bryan L. Walker	2002	-0-	-0-	-0-	-0-	100,000	-0-	-0-
	2001	-0-	-0-	-0-	-0-	150,000	-0-	-0-

Table 2 Option/SAR Grants in Last Fiscal Year
Individual Grants
Name	Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Gary L. Brown	0	0	N/A
Bryan L. Walker	100,000	27%	$.001	01/03

Table 3 Aggregated Options/SAR Exercised In Last Fiscal Year And Fy-End Option/SAR Values
Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at 06/30/02	Value of Unexercised In-the-Money Options at 6/30/02
			Exercisable/Unexercisable	Exercisable/Unexercisable
Gary L. Brown	0	0	0	0
Bryan L. Walker	250,000	$129,843	0	0
1.

Options are in the money if the market value of the shares covered thereby is greater than the option exercise price. This calculation is based on the estimated fair market value of the common stock at June 30, 2002, of $.25 per share, less the exercise price.

        4.      Compliance With Section 16(a) of the Exchange Act:

      Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than 10% of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates during fiscal 2001 and fiscal 2002. In making this report, the Company has relied on the written representations of its directors and officers or copies of the reports that they have filed with the Commission. Based upon these sources of information, it would appear that Bryan L. Walker, Richard C. Smith, Michael L. Bacon, Derek T. Smith and Laura N. Walker each failed to file their Initial Report on Form 3 in a timely fashion. It would also appear that Gary Brown, Steve Jesson and Kenneth Marshall each failed to file their Initial Report on Form 3 in a timely fashion.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE NOMINEES AS DIRECTORS

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Cordovano & Harvey, independent certified public accountants, to serve as auditors for the fiscal years ending June 30, 2002 and 2003. Cordovano & Harvey has been the Company's accountants since November 2002. It is not expected that a member of Cordovano & Harvey will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions. Ratification of the selection of our auditors is not required under the laws of the State of Colorado or the State of Delaware, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

        The following table details aggregate fees billed for fiscal year ended June 30, 2002 by Cordovano & Harvey for:

*	Professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the Company's quarterly consolidated financial statements;
*	Financial information systems design and implementation; and
*	All other services:
Services for Fiscal 2002	Aggregate Fees Billed
Audit	$ 16,455.00
Financial Information System Design and Implementation	$ 0
Other	$ 4,022.50

        Neither the Board of Directors nor the Audit Committee of the Board of Directors has considered whether the provision of the services covered by the caption "Financial Information System Design and Implementation" or "Other" in the above table is compatible with Cordovano & Harvey's independence.

        Votes Required.

        Ratification of the selection of Cordovano & Harvey to serve as auditors for the fiscal years ending June 30, 2002 and 2003 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

        Management Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF CORDOVANO & HARVEY.

PROPOSAL NO. 3
2003 EQUITY INCENTIVE PLAN

        The Company's 2003 Equity Incentive Plan was adopted by the Board of Directors on September 15, 2002. In order to be authorized to grant incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, it is necessary that such a plan receive and obtain shareholder approval. The essential features of the 2003 Plan are outlined below:

        The 2003 Plan provides for the grant of (1) both incentive and nonstatutory stock options, (2) stock bonuses, (3) rights to purchase restricted stock and (4) stock appreciation rights (collectively, "Stock Awards"). Incentive stock options granted under the 2003 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2003 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.

        The 2003 Plan was adopted by the Board of Directors on September 15, 2002. The 2003 Plan provides a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        The 2003 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 2003 Plan and, subject to the provisions of the 2003 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person. The Board of Directors is authorized to delegate administration of the 2003 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 2003 Plan to the Compensation Committee of the Board. As used herein with respect to the 2003 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

        Incentive stock options and stock appreciation rights related to incentive stock options may be granted under the 2003 Plan only to selected employees (including officers and directors who are employees) of the Company and its affiliates. Selected employees, non-employee directors and consultants are eligible to receive Stock Awards other than incentive stock options and such stock appreciation rights under the 2003 Plan. Non-employee directors are eligible only for nonstatutory stock options. No incentive stock option may be granted under the 2003 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the incentive stock option exercise price is at least 110%of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2003 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000. Non-employee directors are eligible only for nonstatutory stock options.

        The Company has reserved a total of 8,683,200 shares of Common Stock for issuance under the 2003 Plan. If any Stock Award granted under the 2003 Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such Stock Awards again becomes available for issuance under the 2003 Plan.

        The following is a description of the permissible terms of options under the 2003 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

        The exercise price of incentive stock options under the 2003 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 2003 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At _________________, 2003, the closing price of the Company's Common Stock as reported on the OTC Electronic Bulletin Board was $______ per share. In the event of a decline in the value of the Company's Common Stock, The Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To date, the Board has not exercised such authority. To the extent required by Section 162(m), an option repriced under the 2003 Plan is deemed to be canceled and a new option granted. Both the options deemed to be canceled and the new options deemed to be granted will be counted against the2003 Plan share limitation. The exercise price of options granted under the 2003 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

Option Exercise

        Options granted under the 2003 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Shares covered by options granted in the future under the 2003 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2003 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

Term

        The maximum term of options under the 2003 Plan is 10 years. Options under the 2003 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time not exceeding twelve months following such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

        The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 2003 Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

Purchase Price

        The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement, but in no event may the purchase price be less than eighty-five percent (85%) of the stock's fair market value on the date such award is made. Notwithstanding the foregoing, the Board may determine that eligible participants in the 2003 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

Consideration

        The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

Vesting

        Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Employment or Relationship as a Director or Consultant

        In the event a participant's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Stock Appreciation Rights

        The three types of Stock Appreciation Rights that are authorized for issuance under the 2003 Plan are as follows:

        Tandem Stock Appreciation Rights. Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

        Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value (on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

        Independent Stock Appreciation Rights. Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.

        If there is any change in the stock subject to the 2003 Plan or subject to any Stock Award granted under the 2003 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2003 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

        The 2003 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization (a "Change-in-Control"), to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 2003 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 2003 Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised during such time. Individual options may contain more liberal vesting acceleration provisions. The acceleration of a Stock Award in the event of a Change-in-Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

        The Board may suspend or terminate the 2003 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2003 Plan will terminate on September 15, 2013. The Board may also amend the 2003 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 2003 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        Under the 2003 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Federal Income Tax Considerations.

        Incentive Stock Options. Incentive stock options under the 2003 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or the. Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Long-term capital gains currently are generally subject to lower tax rates than short-term capital gains (which are taxed at the ordinary income rate). The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options. Nonstatutory stock options granted under the 2003 Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the 2003 Plan generally have the following federal income tax consequences:

        Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

        Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

        Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 2003 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights maybe granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount(or formula used to calculate the amount) payable upon attainment of the performance goal).

PROPOSAL NO. 4
REVERSE STOCK SPLIT

Mechanics of Reverse Stock Split.

         We are seeking your authorization to undertake, at our discretion in the future, up to a one-for-ten (1-for-10) Reverse Split of our outstanding shares of Common Stock and outstanding options, warrants and other rights convertible into shares of Common Stock. The Board of Directors has already ratified and approved a Reverse Split of one-for-five and one-half (1-for-5.5) of our outstanding securities. However, circumstances may change in the future and the authorization sought in this Proposal No. 4 would grant the Board of Directors additional authority to implement through one or more additional reverse splits a further recapitalization of our outstanding securities, not to exceed in the aggregate a reverse split of one-for-ten (1-for-10). We request your approval to effect a Reverse Split of our securities at such time in the future as we may determine, in our sole discretion, to be in the best interest of the Company and our shareholders. Once implemented, the Reverse Split would result in each holder of our Common Stock on the Record Date owning fewer shares of Common Stock than they owned immediately before the Reverse Split, and outstanding options, warrants, and other convertible rights will become exercisable to purchase a fewer number of shares of Common Stock at an exercise price per share increased by the factor of the Reverse Split. Fractional shares, options and warrants will be rounded up to the nearest whole.

        If our shareholders approve the Reverse Split as currently described, we will be authorized to implement the Reverse Split within the foregoing parameters if we chose to do so at any time and until such time as the authorization is revoked by a majority vote of our shareholders at a future regular or special meeting of the our shareholders. If and when implemented, we will cause our stock transfer agent to provide each Shareholder of record written notice of such implementation together with a description of the effect thereof. In addition, we will amend our Articles of Incorporation to reflect a change in the par value of our common stock resulting from the recapitalization.

        The Reverse Stock Split will not affect in any manner the rights and preferences of our shareholders. There will be no change in the voting rights, right to participate in stock or cash dividends, or rights upon the liquidation or dissolution of the Company of holders of Common Stock; nor will the Reverse Split affect in any manner the ability of our shareholders to sell under Rule 144 or otherwise engage in market transactions in accordance with federal and state securities laws.

        The Reverse Stock Split will also result in an automatic adjustment of any and all outstanding options, warrants and other rights exercisable or convertible into shares of our Common Stock. The adjustment will consist of an increase in the exercise price or conversion value per share by the factor of the Reverse Split and the number of shares issuable upon exercise or conversion will be reduced by the same factor. For example, if we implement a one-for-two (1-for-2) Reverse Split, an option, warrant or other right exercisable or convertible into 1,000 shares of our Common Stock at an exercise price or conversion value of $1.00 per share immediately before implementation of the Reverse Split would be exercisable or convertible into 500 shares of our Common Stock at an exercise price or conversion value of $2.00 per share immediately after implementation of the Reverse Split. All other relative rights and preferences of holders of outstanding options, warrants and other rights convertible or exercisable into shares of our common stock shall remain unchanged.

Reasons for Reverse Stock Split.

        We believe that approval of the Reverse Split is in the best interest of the Company and our shareholders for several reasons. First, our Common Stock is not currently listed on the Nasdaq SmallCap Market ("Nasdaq"). In order to qualify for initial inclusion on Nasdaq, it is necessary to qualify under Nasdaq's initial inclusion criteria that include, among other things, the requirement that our Common Stock maintain a minimum bid price of $4.00 per share and a market value of the public float of our securities of at least $5,000,000. As of the date of this Proxy Statement, we do not satisfy either of these criteria. As a result, it may be necessary to implement a reverse split of our Common Stock in order to meet the Nasdaq initial inclusion criteria should the Board of Directors determine that we satisfy the other listing criteria and would otherwise be eligible for trading on Nasdaq.

        Additionally, we believe that a Reverse Split, which will result in a higher per share trading price of our Common Stock, will enable us to attract additional interest in our Common Stock from the investment community, and particularly market-makers. Numerous broker-dealers and investment bankers require that a company's common stock have a minimum public trading price before those broker-dealers or investment bankers will agree to make a market in that security. As a result, we believe that the Reverse Split has the potential of improving the liquidity of the public market for our Common Stock.

Votes Required.

        Approval and adoption of the Reverse Split and amendment to the Articles of Incorporation will require the affirmative vote of a majority of the shares entitled to vote at the Meeting.

Management Recommendation.

        OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED REVERSE STOCK SPLIT AND AMENDMENT TO OUR ARTICLES OF INCORPORATION ARE IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

PROPOSAL NO. 5
DELAWARE REDOMESTICATION

        For reasons set forth below, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders that the Company redomesticate under the laws of the State of Delaware ("Redomestication"). If the Redomestication is approved by the Company's shareholders at the annual meeting and subsequently consummated by the Company, the Company will become a corporation chartered under the Delaware General Corporation Law ("DGCL"), rather than the Colorado Business Corporations Act ("CBCA"). All other rights, properties, privileges and franchises of the Company will continue unaltered and the rights of security holders in the Company will only be altered insofar as differences between the DGCL and CBCA discussed below. Furthermore, the Company will continue to be a fully reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the Company's securities will continue to be traded in the manner theretofore traded on the over-the-counter market and quoted on the OTC Electronic Bulletin Board.

Background and Mechanics of Redomestication

        If approved by the Company's shareholders and subsequently consummated, the Redomestication will be accomplished by merging the present company (for purposes of this discussion referred to as "Basic - Colorado") into a newly formed Delaware corporation ("TeleNet Wireless"), with TeleNet Wireless to be the surviving corporation. The statutory merger will be accomplished pursuant to applicable provisions of the DGCL and CBCA.

        In order to consummate the Redomestication, on January __, 2003, the Company formed and organized TeleNet Wireless which, as of the date of this Proxy Statement, is a wholly owned subsidiary of Basic - Colorado. As a result of the merger affecting the Redomestication, Basic - Colorado will merge with and into TeleNet Wireless and thereafter cease to exist, the current outstanding shares of Common Stock of TeleNet Wireless will be canceled and all outstanding securities of TeleNet Wireless immediately prior to the effective time of the merger (the "Effective Time") will be deemed automatically converted into an equal number of identical securities of TeleNet Wireless.

Closing; Effective Time

        The closing of the transactions contemplated by the Redomestication will take place as soon as practicable (but in no event later than two business days) after all conditions to the Redomestication under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger for the DGCL and Articles of Merger will be filed with the Secretary of State of Colorado under the CBCA.

Exchange of Certificates

        From and after the Effective Time, all securities issued by Basic - Colorado shall be deemed automatically converted into an equal number of identical securities of TeleNet Wireless. Except for shares of the Company's Common Stock which are traded on the over-the-counter market, all other certificated securities of Basic - Colorado should be retained by the holders thereof and need not be exchanged for certificates representing the securities of TeleNet Wireless into which they have been converted.

        With respect to outstanding shares of Common Stock of Basic - Colorado, the Company will engage the services of an exchange agent which will mail transmittal instructions and a form of letter of transmittal to each holder of Basic - Colorado Common Stock immediately prior to the Effective Time. The transmittal instructions will describe the procedures for surrendering certificates that, prior to their Redomestication, represented Basic - Colorado Common Stock, in exchange for certificates evidencing TeleNet Wireless Common Stock. The form of letter of transmittal will specify that delivery will be effected only upon actual delivery of the Basic - Colorado certificates to the exchange agent. Upon surrender of the Basic - Colorado certificates for cancellation to the exchange agent, together with a duly executed letter of transmittal and such other documents as the exchange agent may reasonably require, such Basic - Colorado certificates will be canceled and the holder will receive a TeleNet Wireless certificate representing an equal number of shares of Common Stock of TeleNet Wireless.

        Neither the exchange agent nor any party to the Redomestication will be liable to any Basic - Colorado stockholder who fails to transmit for cancellation their certificate representing shares of Common Stock of Basic - Colorado in exchange for a new certificate representing an identical number of shares of Common Stock of TeleNet Wireless.

Certificate of Incorporation

        On the Effective Time of the Redomestication, the Certificate of Incorporation of TeleNet Wireless immediately prior to the Effective Time shall continue to be operative without amendment or modification. Similarly, the Bylaws of TeleNet Wireless in effect immediately prior to the Effective Time shall continue in full force and effect thereafter without amendment or modification.

        Except for matters controlled exclusively by the provisions of the DGCL, the only substantive difference between the operative provisions of the Articles of Incorporation of Basic - Colorado, as amended and existing immediately prior to the Effective Time, and the operative provisions of the Certificate of Incorporation of TeleNet Wireless, provides, inter alia, that the authorized capital of that corporation shall consist of 100,000,000 shares of Common Stock, $.0001 par value, and 25,000,000 shares of Preferred Stock, $.0001 par value. The authorized capital of Basic - Colorado consists of 100,000,000 shares of Common Stock, $.00001 par value, and 10,000,000 shares of Preferred Stock, $.00001 par value. The change in authorized capitalization for TeleNet Wireless was undertaken in order to mitigate the impact of the corporation's authorized capitalization on its annual liability to pay Delaware franchise tax. However, the increase in authorized number of shares of Preferred Stock could be used by the Company's Board of Directors, without further Shareholder approval, to issue one or more additional series of Preferred Stock granting to the holders thereof greater voting rights or other privileges senior to the rights of holders of the Company's Common Stock which could be used as a deterrent to hostile takeover attempts or otherwise thwart efforts to effect a change of control of the Company.

Directors and Executive Officers

        Immediately after the Effective Time, the Directors and Executive Officers of TeleNet Wireless shall be the same persons holding the same positions as held with Basic - Colorado immediately prior to the Effective Time.

Basic - Colorado Common Stock Options

        At the Effective Time, the obligation to issue shares under each outstanding option to purchase shares of Basic - Colorado Common Stock ("Basic - Colorado Option") shall be assumed by TeleNet Wireless and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such TeleNet Wireless option prior to the Effective Time, the same number of shares of TeleNet Wireless Common Stock as the holder of such Basic - Colorado Option would have been entitled to receive in the merger had such holder exercised such option in full immediately prior to the Effective Time.

Option Plans

        Each and every term, condition, covenant and other provision of Basic - Colorado 2003 Equity Incentive Plan (the "2003 Plan") in effect immediately prior to the Effective Time shall continue without modification after the Effective Time and shall automatically be deemed to have been adopted by TeleNet Wireless in accordance with its terms and conditions. The exercisability or other vesting of all outstanding Basic - Colorado Options issued under the 2003 Plan and the underlying stock shall continue to be determined by reference to the Stock Option Agreements executed pursuant to the 2003 Plan and any references to the 2003 Plan shall, commencing at the Effective Time, be deemed to be references to TeleNet Wireless and any references to the Basic - Colorado board or committee thereof shall be deemed references to the TeleNet Wireless board or committee thereof.

Basic - Colorado Warrants

        At the Effective Time, the obligation to issue shares under each outstanding warrants to purchase shares of Basic - Colorado Common Stock ("Basic - Colorado Warrant") shall be assumed by TeleNet Wireless and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such TeleNet Wireless warrant prior to the Effective Time, the same number of shares of TeleNet Wireless Common Stock as the holder of such Basic - Colorado Warrant would have been entitled to receive in the merger had such holder exercised such option in full immediately prior to the Effective Time.

Conditions to the Redomestication

        Consummation of the merger and the Redomestication are subject to the satisfaction of various conditions, including, without limitation: (i) the approval and adoption of the Merger Agreement and the Redomestication of the by the requisite vote of the stockholders of Basic - Colorado, (ii) the absence of any temporary restraining order, preliminary or permanent injunction or other legal restraints preventing consummation of the merger, (iii) the approval for quotation on the OTC Electronic Bulletin Board of the shares of Common Stock of TeleNet Wireless immediately upon the Effective Time, (iv) no Basic - Colorado security holders shall have exercised appraisal rights in accordance with the CBCA, or, at the discretion of the Board of Directors, Basic - Colorado shall have been able to resolve the claims of any Basic - Colorado security holder who shall have exercised such appraisal rights in accordance with applicable legal requirements; and (v) no event shall have occurred that has or would result in the triggering of any right or entitlement of any security holder of Basic - Colorado that would not have been triggered absent the consummation of the Merger and Redomestication.

Termination

        The Merger and Redomestication may be terminated and abandoned prior to the Effective Time by action of the Board of Directors of Basic - Colorado for any reason whatsoever, whether or not the Merger and Redomestication have been approved by the requisite vote of the security holders of Basic - Colorado prior to such termination.

Listing of New Shares of TeleNet Wireless Common Stock on the OTC Electronic Bulletin Board

        Consummation of the Merger and the Redomestication of Basic - Colorado under the DGCL will result in TeleNet Wireless being deemed a "successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act. As the result, the shares of Common Stock of TeleNet Wireless shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of Common Stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the Merger, the Company will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of TeleNet Wireless as the successor issuer. As the result, the shares of Common Stock of TeleNet Wireless following the Merger will be deemed automatically qualified for secondary trading on the OTC Electronic Bulletin Board.

Appraisal Rights

        If the Merger becomes effective, a holder of Basic - Colorado Common Stock who does not vote in favor of the Merger and who follows the procedures prescribed under Colorado law may require TeleNet Wireless as the surviving corporation to pay the "fair value", determined as provided under the CBCA, for the shares held by such stockholder. The following is a summary of certain features of the relevant sections of the CBCA, the provisions of which are set forth in full in Annex I hereto, and such summary is subject to and qualified in its entirety by reference to such law. In order to exercise such statutory appraisal rights, strict adherence to the statutory provisions is required, and each stockholder who may desire to exercise such rights should carefully review and adhere to such provisions. Any holder of Basic - Colorado Common Stock who votes in favor of the Merger, or is deemed to vote in favor of the Merger (by, for example, returning a signed proxy card without specifying a vote on the Merger) will waive their appraisal rights.

        A holder of Basic - Colorado Common Stock who desires to pursue the appraisal rights available to such stockholder must: (i) file a written objection to the Merger with Basic - Colorado pursuant to Section 7-113-202 of the CBCA before the taking of the stockholders' vote on the Merger Agreement, stating the intention of such stockholder to demand payment for shares owned by such stockholder if the Merger is approved and the Merger is consummated; (ii) refrain from voting in favor of the Merger; (iii) make written demand (the "Demand") to TeleNet Wireless, as the surviving corporation in the Merger, for payment for said stockholder's shares on or before the time set within the notice sent by TeleNet Wireless to objecting stockholders (which time must be at least 30 days after the giving of such notice); and (iv) deposit the stockholder's share certificates with TeleNet Wireless. Such written objection and written demand should be delivered to TeleNet Wireless, 7318 Point of Rocks Road, Sarasota, Florida 34242, Attention: Gary L. Brown, President, and it is recommended that such objection and demand be sent by registered or certified mail, return receipt requested.

        The Merger Agreement is subject to the condition that no holders of the outstanding shares of Basic - Colorado Common Stock shall have filed written objections to the Merger pursuant to Section 7-113-202 of the CBCA (such shares held by a holder who has exercised appraisal rights in accordance with the CBCA, the "Dissenting Shares"). If any holders of the outstanding shares have filed such objections, the parties shall have the right to (i) waive this condition and close, or (ii) terminate the Merger Agreement.

        A stockholder who files the required written objection with Basic - Colorado prior to the stockholder vote need not vote against the Merger, but a vote in favor of the Merger will constitute a waiver of such stockholder's statutory appraisal rights. If a stockholder returns a proxy which is signed but on which no vote is specified as to the proposal on the Merger Agreement, and thereafter does not revoke such proxy, it will be voted in favor of the Merger, and the stockholder will be deemed to have waived his or her appraisal rights. In addition, a vote against the Merger does not, alone, constitute a written objection.

        The value of the Basic - Colorado Common Stock will be determined initially by TeleNet Wireless as the surviving corporation and the dissenting stockholder. Upon the later of the effective date of the Merger and the date upon which TeleNet Wireless receives a valid Demand, TeleNet Wireless shall pay a dissenting stockholder who complies with the above the fair value of the stockholder's shares, plus accrued interest, if any. Such payment shall be accompanied by (i) TeleNet Wireless's balance sheet as of the end of its most recent fiscal year, (ii) a statement of TeleNet Wireless's estimate of the fair value of the shares, (iii) an explanation of how interest was calculated, (iv) a statement of the dissenter's right to demand greater payment if the dissenter believes that TeleNet Wireless's payment does not accurately reflect the fair value of the shares, and (v) a copy of Article 7 of the CBCA. If the dissenter believes that TeleNet Wireless's payment does not accurately reflect the fair value of the shares, or if TeleNet Wireless fails to make its payment within 60 days of receipt of the Demand, the dissenter may give written notice to TeleNet Wireless of the dissenter's estimate of the fair value of the shares and the interest thereon, and demand payment of such amount, less any amount previously received from TeleNet Wireless on account of the shares. The dissenter shall waive any right to propose a fair value for the shares if written notice is not given to TeleNet Wireless within 30 days of the dissenter's receipt of payment from TeleNet Wireless.

        If a demand from a dissenter for greater payment than that offered by TeleNet Wireless remains unresolved, TeleNet Wireless may, within 60 days of receiving such demand, commence a judicial proceeding to determine the fair value of the shares. If TeleNet Wireless does not commence a judicial proceeding within 60 days of receiving such demand, it shall pay the amount demanded by the dissenting stockholder. Each dissenting stockholder whose demands remain unresolved shall be made parties to such action. Upon a judicial determination of the fair value of the shares, each dissenter shall be entitled to the amount, if any, by which the value found through the judicial proceeding exceeds the payment made by TeleNet Wireless, plus interest. The court costs of such a proceeding shall be borne by TeleNet Wireless, except to the extent that the court finds that dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment beyond that offered by TeleNet Wireless. The court may also assess counsel fees and expenses upon the respective parties, to the extent that the court finds such assessment fair and equitable.

        The "fair value" of the Basic - Colorado Common Stock could be more than, the same as or less than the consideration to be received by the Basic - Colorado stockholders in the Merger. For appraisal proceeding purposes, value is determined as of the day before the approval of the Merger Agreement by stockholders, excluding any element of value arising from the expectation or accomplishment of the Merger.

        The enforcement by a stockholder of his or her request to receive payment for shares of Basic - Colorado Common Stock as provided under the applicable statutory provisions shall be an exclusive remedy except that such remedy shall not exclude the right of a stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that said corporate action will be or is illegal or fraudulent as to said stockholder.

        A final judgment by the court or an appraiser appointed by the court determining the fair value of the Basic - Colorado Common Stock would be binding on and enforceable by Basic - Colorado stockholders who have perfected their statutory appraisal rights, even if such fair value were determined to be less than the consideration to be received by the Basic - Colorado stockholders in the Merger. A stockholder who perfects his rights as a dissenting stockholder will not, after the Effective Date, be entitled to notices of meetings, to vote, or to receive dividends.

        Each share of Basic - Colorado Common Stock held by stockholders who seek to exercise appraisal rights and, after the Effective Time, fail to perfect or lose any such right to appraisal, shall be treated as a share that had been converted as of the Effective Time into the right to receive TeleNet Wireless Common Stock as provided in the Merger Agreement.

Comparison of Rights of Holders of Basic - Colorado Common Stock and TeleNet Wireless Common Stock

        After consummation of the Merger, the holders of Basic - Colorado Common Stock who receive TeleNet Wireless Common Stock in the Merger will become stockholders of TeleNet Wireless. As stockholders of Basic - Colorado, their rights are presently governed by the CBCA and by Basic - Colorado's Articles of Incorporation (the "Basic - Colorado Charter") and By-laws. As stockholders of TeleNet Wireless, their rights will be governed by the DGCL and by TeleNet Wireless's Certificate of Incorporation (the "TeleNet Wireless Charter") and By-laws. The following discussion summarizes the material differences between the rights of holders of TeleNet Wireless capital stock and holders of Basic - Colorado capital stock and differences between the TeleNet Wireless Charter and TeleNet Wireless By-laws and the Basic - Colorado Charter and Basic - Colorado By-laws. This summary does not purport to be complete and is qualified in its entirety by reference to the TeleNet Wireless Charter and By-laws, the Basic - Colorado Charter and By-laws and the relevant provisions of the DGCL and the CBCA.

        Special Meeting of Stockholders. The DGCL provides that special meetings of stockholders may be called by the directors or by any other person as may be authorized by the corporation's certificate of incorporation or by-laws. The CBCA provides that special meetings of stockholders of a corporation may be called by the directors or by any other person authorized by the corporation's by-laws or by resolution of the directors. The CBCA also provides that a special meeting shall be called if the corporation receives one or more written demands for a meeting, stating the purpose or purposes for which the meeting is to be held, signed and dated by stockholders representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The By-laws of Basic - Colorado provide that special meetings may be called at any time by the President or any two directors of the corporation, or by the holders of at least ten percent of all of the shares entitled to vote at the special meeting.

        Inspection Rights. Under the DGCL, stockholders, upon the demonstration of a proper purpose, have the right to inspect a corporation's stock ledger, stockholder list, and other books and records. Under the CBCA, a corporation's stockholders have the right to inspect, during regular business hours, the corporation's articles of incorporation, by-laws, records of all meetings of stockholders, records of actions taken by stockholders without a meeting within the prior three years, all written communications within the prior three years to all stockholders as a group or to holders of any class or series of stock as a group, a list of the names and business addresses of the corporation's current officers and directors, the most recent corporate report delivered to the Colorado Secretary of State, and all financial statements prepared for periods ending during the prior three years, upon written demand given at least five business days before the date upon which such stockholder wishes to inspect and copy such records. Pursuant to the CBCA, stockholders also may, upon written demand at least five days prior to such inspection and during regular business hours, inspect excerpts from minutes of any directors' meeting or action of directors taken without a meeting, records of any action taken by stockholders without a meeting, excerpts of any action taken by a committee of the directors while such committee was acting in place of the directors, waivers of notices of any meeting of stockholders, directors, or a committee of directors, accounting records of the corporation and the records of stockholders, provided that the stockholder meets the following conditions: (i) the demand for such inspection is made in good faith for a proper purpose, (ii) the stockholder has been a stockholder of the corporation for at least three months immediately proceeding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the stockholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

        Action by Consent of Stockholders. Under the DGCL, unless the certificate of incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice, and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted consent to the action in writing. Under the CBCA, unless the Articles of Incorporation require that such action be taken at a stockholder meeting, any action to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing.

        Cumulative Voting and Election of Directors. Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in elections of directors (i.e., each stockholder casts as many votes for directors as he has shares of stock multiplied by the number of directors to be elected). The CBCA provides that there shall be cumulative voting by stockholders in elections of directors unless the articles of incorporation expressly state otherwise. The Basic - Colorado and TeleNet Wireless Charters expressly state that there shall be no cumulative voting by stockholders for the election of directors, or for any other purpose.

        In the absence of cumulative voting, the CBCA provides that, unless otherwise provided in the corporation's articles of incorporation or by-laws, the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in their favor, are elected to be directors. The DGCL provides that, in the absence of cumulative voting, directors shall be elected by the majority vote of holders of shares entitled to vote thereon, unless otherwise specified within the corporation's certificate of incorporation. The TeleNet Wireless Charter does not specify a greater requirement for the election of directors.

        Dividends and Repurchases of Stock. Under the DGCL, a corporation generally is permitted to declare and pay dividends out of any surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets. Also under the DGCL, a corporation may generally redeem or repurchase shares of its stock if such redemption or repurchase will not impair the capital of the corporation. Under the CBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution of the corporation are greater than those of the stockholders receiving the dividend.

        Classification of the Board of Directors. The DGCL permits (but does not require) classifications of a corporation's board of directors into one, two or three classes. The CBCA also permits, but does not require, classification of a corporation's board of directors into one, two, or three classes, with each class composed of as equal a number of directors as is possible. In the event of multiple classes of directors, the CBCA provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors. The TeleNet Wireless Charter does not provide for multiple classes of directors.

        Removal of Directors. Under the DGCL, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Neither the DGCL nor the CBCA permits directors to remove other directors. Under the CBCA, stockholders may remove one or more directors with or without cause by a majority vote of the stockholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The CBCA permits the removal of a director by stockholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

        Vacancies on the Board of Directors. Under the DGCL, unless otherwise provided in the certificate of incorporation or by-laws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors. The CBCA provides that, unless otherwise provided in the corporation's articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the stockholders. Under the CBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. The CBCA also specifically provides that, unless otherwise provided in the corporation's articles of incorporation, if a vacant office was held by a director elected by holders of a specific class or series of stock, only such stockholders or directors also elected by holders of that class or series of stock, may fill the vacancy.

        Exculpation of Directors. The DGCL and the CBCA have substantially similar provisions relating to exculpation of directors. Each state's law permits that no director shall be personally liable to TeleNet Wireless and Basic - Colorado, respectively, or their respective stockholders for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. The circumstances under which exculpation is prohibited are substantially similar in Delaware and Colorado, except that in the CBCA, a director may not be exculpated from liability for dealings relating to unauthorized distributions or from any transaction from which the director directly or indirectly received an improper personal benefit, while in Delaware, a director may not be exculpated from liability arising from transactions relating to unlawful payments of dividends, any unlawful stock purchases or redemptions.

        The TeleNet Wireless Charter also contains certain enumerated circumstances in which exculpation is not permissible. The TeleNet Wireless Charter does not eliminate the liability of directors to the extent that such liability is provided by applicable law, (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. The Basic - Colorado Charter exculpates directors from all monetary damages for breach of fiduciary duty as a director, except to the extent prohibited by the CBCA.

        Indemnification of Directors, Officers And Others. Both Delaware and the CBCA generally permit indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. Both Delaware and the CBCA mandate that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Both the DGCL and the CBCA do not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). Unlike the DGCL, the CBCA also permits indemnification of an officer, employee, fiduciary, or agent who is not a director, to any greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the by-laws, by action of the board of directors or by contract. The TeleNet Wireless Charter provides for indemnification to the maximum extent legally permissible of its officers and directors. The Basic - Colorado Charter provides that all directors, officers, employees, and agents of Basic - Colorado shall be indemnified to the maximum extent permissible under the CBCA. The Basic - Colorado By-laws provide that officers may be indemnified to a greater extent than directors, if consistent with applicable law and if provided for in a resolution of stockholders or directors or if provided for within a contract.

        Interested Director Transactions. Both the DGCL and the CBCA provide that no transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction. In order that such a transaction not be found void or voidable, it must, after disclosure of material facts, be approved by the disinterested directors, a committee of disinterested directors, or the stockholders, or the transaction must be fair as to the corporation. The Basic - Colorado By-laws closely resemble the Delaware and Colorado statutory provisions.

        Sales, Lease or Exchange of Assets and Mergers. The DGCL requires the approval of the directors and the vote of the holders of a majority of the outstanding stock entitled to vote thereon for the sale, lease, or exchange of all or substantially all of a corporation's property and assets or a merger or consolidation of the corporation into any other corporation, although the certificate of incorporation may require a higher stockholder vote. The CBCA provides that the sale, lease, or exchange of all or any portion of a corporation's assets in the corporation's usual and regular course of business may be authorized by the corporation's directors, without approval of the corporation's stockholders. Sale, lease, or exchange of all or substantially all of a corporation's assets other than in the usual and regular course of the corporation's business, or a merger or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of two-thirds of each class of outstanding stock entitled to vote thereon, although the corporation's articles of incorporation or by-laws may require a higher vote.

        Amendments to Charter. Under the DGCL, charter amendments require the approval of the directors and the vote of the holders of a majority of the outstanding stock and a majority of each class of stock outstanding and entitled to vote thereon as a class, unless the certificate of incorporation requires a greater proportion. In addition, the DGCL requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock. Under the CBCA, charter amendments other than ministerial amendments, which may be authorized by the directors without stockholder action, require the approval of the directors and the vote of the holders of a majority of the outstanding stock of each voting group entitled to vote thereon as a class, unless the articles of incorporation or by-laws require a different proportion.

        Amendments to Bylaws. The DGCL provides that stockholders may amend the by-laws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, the power to adopt, amend or repeal by-laws lies in stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon the directors. The TeleNet Wireless Charter gives the board of directors the power to make, alter, amend or repeal by-laws. Under the CBCA, stockholders may amend the by-laws. Unless otherwise specified in the corporation's articles of incorporation, directors are also permitted to amend the by-laws, other than by-laws establishing greater quorums or voting requirements for stockholders or directors, unless the by-laws prohibit the directors from doing so. Directors may not amend the by-laws to change the quorum or voting requirements for stockholders, and directors may amend the by-laws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

        Appraisal Rights. Dissenting stockholders have the right to obtain the fair value of their shares (so-called "appraisal rights") in more circumstances under the CBCA than under the DGCL. Under the DGCL, appraisal rights are available in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger. Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation's certificate of incorporation. The TeleNet Wireless Charter does not grant such rights.

        Under the CBCA, a properly dissenting stockholder is entitled to receive the appraised value of the shares owned by the stockholder when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, (ii) to merge or consolidate with another corporation, or (iii) to conduct a reverse split of the corporation's stock which would result in a reduction of the number of shares owned by the stockholder to a fraction of a share, if such fraction of a share is to be acquired for cash. A right to dissent and receive the appraised value of a stockholder's shares may also be granted within the by-laws of the corporation or by a resolution of the directors.

        Both Delaware and the CBCA provide that, unless otherwise provided in the corporation's charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 stockholders. The above limitations do not apply if the stockholders are required by the terms of the merger to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

        Business Combination Statute. The DGCL has a "business combination" statute which provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation (an "interested stockholder"), he may not engage in certain transactions with the corporation for a period of three years. The DGCL includes certain exceptions to this prohibition; for example, if the board of directors approves the acquisition of stock or the transaction prior to the time that the person became an interested stockholder, or if the interested stockholder acquires 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder. There is no similar provision limiting business combinations with interested stockholders in the CBCA, but the CBCA requires the vote of a majority of the outstanding shares of each class of shares entitled to vote thereon to approve any merger or the sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation, unless the articles of incorporation contain a provision establishing a different proportion.

        Stockholder Preemptive Rights. Unlike Colorado, the DGCL does not specifically authorize the granting to stockholders of a preemptive right to acquire proportional amounts of unissued shares of stock which are offered for sale by the corporation. The CBCA provides that, except to the extent the articles of incorporation limit or deny preemptive rights, shareholders have a preemptive right to acquire unissued shares or securities convertible into such shares, except that preemptive rights do not exist (i) to acquire any shares issued to directors, officers, or employees pursuant to approval by the affirmative vote of the holders of a majority of the shares entitled to vote thereon or when authorized by and not inconsistent with a plan theretofore approved by such a vote of the stockholders; or (ii) to acquire any shares sold otherwise than for cash. The Basic - Colorado and TeleNet Wireless Charters provide that, unless otherwise determined by the directors or agreed to in writing by the corporation, there shall be no preemptive rights for stock.

        Consideration of Societal Factors. The Delaware Supreme Court has held that, in discharging their responsibilities, directors may consider constituencies other than stockholders, such as creditors, customers, employees and perhaps even the community in general, as long as there are rationally related benefits accruing to stockholders as well. The Delaware Supreme Court has held, however, the concern for non-stockholder interests is inappropriate when a sale of the company is inevitable and an auction among active bidders is in progress. The TeleNet Wireless Charter and TeleNet Wireless By-laws do not directly discuss consideration of societal factors.

Votes Required.

        Approval of the Redomestication under the laws of the State of Delaware will require the affirmative vote of a majority of the shares entitled to vote at the Meeting.

Management Recommendation.

        OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED REDOMESTICATION UNDER THE LAWS OF THE STATE OF DELAWARE ARE IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

PROPOSAL NO. 6
NAME CHANGE.

        The Board of Directors has determined that it is in the Company's best interest to research and develop a new name and trademark for the Company. The current name was adopted in the Company's early stages when it was engaged in other business activities, most recently oil and gas exploration and activities as a wire-based Internet service provided. However, in May 2002, the Company experienced a change in control and its strategic business plan and mission have been substantially changed to include becoming a provider of high-speed Internet and broadband services using newly-emerging wireless technologies, platforms and media.

        In addition, the Company has determined that its ability to protect its use of the trademark "Basic Technologies" and to develop that trademark into a strong and defensible trademark may be impaired by the existence of other companies utilizing similar names.

        Thus, in order to more accurately reflect the Company's strategic mission and to enable it to develop a strong and defensible trademark for its products and services, the Board of Directors has determined it to be in the Company's best interest to change its name. The Company has already researched numerous alternative names and has tentatively selected the new name "TELENET WIRELESS, INC." and believes that new name can be used and developed to maximize our market presence and visibility. While we believe that this new name, and associated trademark, domain name and other applications are available for use by us, we cannot be sure that third parties will not claim a prior and protected use to the name, trademark or domain name and object to our use of the name. As a result, the Company is requesting the shareholders to authorize the Board of Directors to adopt a name change for the corporation to such name and at such time as the Board of Directors may determine to be in the Company's best interest. As a change of name requires an amendment to the Company's Articles of Incorporation, applicable provisions of the Colorado Business Corporation Act as well as provisions of the Company's Articles of Incorporation require that such an amendment be approved by the Company's Shareholders. If approved by the shareholders, this authorization will continue until and unless subsequently revoked by shareholder action.

        The authorization sought to approve a change in our company name is being sought independent of our efforts to redomesticate under the laws of the State of Delaware. Thus, if authorization is withheld or denied for the Company to redomesticate as a Delaware corporation, we are still seeking authorization to change the name of the current Colorado corporation independent of our redomestication efforts.

Vote Required

        Ratification of the proposal to change our corporate name will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

Management's Recommendation

        Management believes that the foregoing proposal to authorize the Board of Directors to adopt a change of name to such name and at such time as the Board of Directors is in the Company's best interest, and recommends that the Shareholders approve such proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth information with respect to beneficial ownership of our common stock by:
*	each person who beneficially owns more than 5% of the common stock;
*	each of our executive officers named in the Management section;
*	each of our Directors; and
*	all executive officers and Directors as a group.

The table shows the number of shares owned as of January ___, 2003 and the percentage of outstanding common stock owned as of January ___, 2003. Each person has sole voting and investment power with respect to the shares shown, except as noted.
Name and Address(3)	Number of Shares	Percent Owned(2)
Gary L. Brown(4)	15,042,475	55.4%
Robert Francis	1,000,000	3.7%
Stephen Rogers	1,000,000	3.7%
Tim White(5)	400,000	1.5%
Joe Williamson	100,000	0.4%
Kenneth L. Marshall	1,000,000	3.7%
All Officers and Directors as a Group (6 persons)(4)	18,542,475	68.3%

______________________________________

(1)

Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

The percentages shown are calculated based upon 26,135,000 shares of common stock outstanding. In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this Proxy Statement upon the exercise of options and warrants or conversion of notes are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3)	Unless otherwise stated, the beneficial owner's address is 7318 Point of Rocks Road, Sarasota, Florida 34242.
(4)	Includes 9,000,000 shares of Common Stock that Mr. Brown acquired through the conversion of a $90,000 promissory note.
(5)	Shares are issued to Empact Consulting, an entity controlled by Tim White.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Open account cash advances have been made by various shareholders. As of the date of the financial statements, no promissory notes, interest rates or repayment schedules have been set. The open account cash advances were assigned to and assumed by Founders Industries upon its formation and organization.

        For the six months ended June 30, 2002, Gary Brown made cash advances to the Company of approximately $45,000. No promissory notes, interest rates or repayment terms have been set.

        In December 2001, Gary Brown loaned $10,000 to the Company under a convertible promissory note. Mr. Brown exercised the conversion rights under the note to acquire 1,000,000 shares of common stock.

        In December 2001, Mr. Brown was issued 1,000,000 shares of common stock in consideration of his joining the Board of Directors and entering into the Letter of Understanding. The shares were subject to forfeiture in the event certain events had not occurred. As of the date of this report, Mr. Brown has not received a certificate for those shares; and the Board of Directors has not taken any action with respect to any possible forfeiture of the shares based upon the failure of the condition subsequent.

        During the year ended June 30, 2002, Mr. Brown was granted an option to purchase 4.9 million shares of common stock from the Shelton Voting Trust at a price of $.002 per share. During the year, Mr. Brown, and others, exercised those options. In connection with the option exercise, Mr. Brown acquired 1,543,675 shares.

        During the six months ended December 31, 2002, Mr. Brown made additional loans and cash advances to the Company totaling an aggregate of $90,000. Those loans and cash advances were evidenced by a convertible promissory note, granting Mr. Brown the right to convert the principal amount of the note into shares of common stock at a price of $.01 per share. In December 2002, Mr. Brown exercised his conversion rights under the convertible promissory note to acquire 9,000,000 shares of our common stock.

OTHER MATTERS

        The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If, however, any other matters properly come before the Annual Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

        Whether or not you expect to present at the meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.
BASIC TECHNOLOGIES, INC.
By:________________________________ Kenneth L. Marshall, Secretary

Shareholder Proposals For The 2004 Annual Meeting

        If any shareholder wishes to present a proposal for inclusion in the proxy materials to be mailed by the Company with respect to the 2004 Annual Meeting of Shareholders, the proposal must be presented to the Company's management prior to June 30, 2003, along with proof of common stock ownership in the Company. If, however, notwithstanding the foregoing deadline, a proposal is brought before the Meeting, then under the proxy rules of the Securities and Exchange Commission the proxies solicited by management with respect to the Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the person selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by overnight courier to Basic Technologies, Inc., 7318 Point of Rocks Road, Sarasota, Florida 34242, Attention: Gary L. Brown, President and CEO.

APPENDIX A

BASIC TECHNOLOGIES, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

General

        The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:
*	Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
*	Reviewing and appraising the audit efforts of the Corporation's independent accountants.
*	Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

Composition

        The Audit Committee shall consist of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors, who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent.

        All members of the Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.1

        The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

        The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

Relationship with Independent Accountants

        The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Responsibilities and Duties

        To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public; including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q2 prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

4. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

5. On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

6. Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

9. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

10. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11. Consider, and approve, if appropriate, major changes to the Corporation's auditing and accounting principles.

12. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

16. Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                                   Adopted by Resolution of the Board of Directors

                                                                                   September 15, 2002

________________________________

1Exception for Small Business issuers - These issuers must establish and maintain an Audit Committee of at least two members, a majority of which must be independent directors. The understanding of accounting and financial management by members is not required.

2Or Form 10-QSB is applicable.

3If the company has an internal audit department, appropriate references should be made to the communications between the Committee and that department and to the Committee's review of that department.